Earnings per Common Share	12 Months Ended
Dec. 31, 2012
Earnings Per Common Share [Abstract]
Earnings Per Common Share
25.       Earnings Per Common Share:

The computation of basic earnings per share is based on the weighted average number of common shares outstanding during the year using the two-class method. The computation of diluted earnings per share assumes the granting of non-vested share-based compensation awards (refer to Note 23), for which the assumed proceeds upon grant are deemed to be the amount of compensation cost attributable to future services and not yet recognized using the treasury stock method, to the extent dilutive. At December 31, 2011 and 2012 the Company excluded 833,074 non vested share awards and 995,152 non vested share awards as anti-dilutive. No anti-dilutive share awards existed at December 31, 2010. Non-vested share-based payment awards that contain rights to receive non forfeitable dividends or dividend equivalents (whether paid or unpaid) and participate equally in undistributed earnings are participating securities, and thus, are included in the two-class method of computing earnings per share.

The components of the calculation of basic earnings per common share and diluted earnings per common share are as follows:

	Year Ended December 31,
	2010	2011	2012

Net and diluted income	$18,733	$10,228	$20,077

Less: Dividends declared and undistributed earnings allocated to unvested shares	(171)	(143)	(396)
Basic income available to common stockholders	$18,562	$10,085	$19,681

Basic weighted average number of common shares outstanding	46,295,973	45,979,761	45,473,360

Add: Dilutive effect of non-vested shares	149,526	-	-

Diluted weighted average number of common shares outstanding	46,445,499	45,979,761	45,473,360

Basic earnings per common share	$0.40	$0.22	$0.44
Diluted earnings per common share	$0.40	$0.22	$0.44